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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - February 2, 1999


                           MAHASKA INVESTMENT COMPANY
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             (Exact name of registrant as specified in its charter)


        Iowa                             0-24630                          42-1003699
--------------------                -----------------               --------------------
  (State of other                      (Commission                      (IRS Employer
  jurisdiction of                      File Number)                  Identification No.)
   incorporation)



    222 First Avenue East, Oskaloosa, Iowa                          52577
   ---------------------------------------------             -------------------
   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:(515) 673-8448

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ITEM 5.       OTHER EVENTS.

     On February 2, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and between the Registrant and Midwest Bancshares, Inc. ("Midwest"), providing for the merger of Midwest with the Registrant (the "Merger"). Upon consummation of the Merger, the surviving corporation of the Merger will be the Registrant.




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

2.1 Agreement and Plan of Merger, dated February 2, 1999, by and between the Registrant and Midwest Bancshares, Inc. ("Midwest").

2.2  Letter Agreement, dated February 2, 1999, between the Registrant and
     Midwest.

99.1 Press Release, dated February 2, 1999.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MAHASKA INVESTMENT COMPANY


Date:  February 11, 1999                    By: /s/ Charles S. Howard
                                                ------------------------
                                                Name:  Charles S. Howard
                                                Title:  President





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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated February 2, 1999, by and between the Registrant and Midwest Bancshares, Inc. ("Midwest").

2.2  Letter Agreement, dated February 2, 1999, between the Registrant and
     Midwest.

99.1 Press Release, dated February 2, 1999.



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